Victory Portfolios

Supplement dated December 30, 2015

to the Statement of Additional Information

dated March 1, 2015, as revised November 2, 2015 (“SAI”)

This Statement of Additional Information is being revised to remove references to the Victory Balanced Fund and to reflect a change in portfolio management of the Victory INCORE Investment Grade Convertible Fund.

1.              All references and information pertaining to the Victory Balanced Fund are hereby deleted.  The Victory Balanced Fund has been renamed the Victory Strategic Allocation Fund and is now covered by a separate Statement of Additional Information dated December 30, 2015, which is available at www.victoryfunds.com.

2.              Effective December 31, 2015, all references and information pertaining to Richard A. Janus are hereby deleted in their entirety.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.